LSA VARIABLE SERIES TRUST

                    LSA DISCIPLINED EQUITY FUND (THE "FUND")

                  Supplement to Prospectus Dated May 1, 2002,
                       as supplemented on August 9, 2002

The Board of LSA Variable Series Trust (the "Trust") recently approved an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of the Fund, and the LSA Focused Equity Fund (the "Acquiring Fund").

The Plan provides for the transfer of all of the assets and the assumption of all of the liabilities of the Fund solely in exchange for shares of the Acquiring Fund. The shares received by the Fund would then be distributed to its shareholders as part of the Fund's liquidation provided for in the Plan. (The transaction contemplated by the Plan is referred to as the "Reorganization.")

The Reorganization can be consummated only if, among other things, it is approved by shareholders of the Fund. A Special Meeting (the "Meeting") of the shareholders of the Fund will be held on March 31, 2003 and contract owners will be given the opportunity to provide voting instructions on the Plan at that time. In connection with the Meeting, the Fund will deliver to contract owners a Proxy Statement/Prospectus describing in detail the Reorganization and the Board's considerations in recommending that contract owners approve the Reorganization.

If the Plan is approved at the Meeting and certain conditions required by the Plan are satisfied, the Reorganization is expected to become effective on or about May 1, 2003.

December 13, 2002